UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 900	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02    Results of Operations and Financial Condition.

On October 27, 2026, First Financial Bancorp. (the "Company") issued its earnings press release that included its results of operations and financial condition for the first nine months and third quarter of 2026. A copy of the earnings press release is attached as Exhibit 99.1.
The Company also provided electronic presentation slides that will be used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2 and will be available on the Company's website, www.bankatfirst.com.

The information set forth in this Current Report on Form 8-K (including the information in Exhibits 99.1 and 99.2 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")    , or otherwise subject to the liabilities under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits:

The following exhibits shall not be deemed to be "filed" for purposes of the Exchange Act:
    Exhibit No.    Description

    99.1 First Financial Bancorp. Press Release dated October 27, 2026
    99.2 First Financial Bancorp. presentation materials
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the operations of First Financial Bancorp. and its subsidiaries (the "Company", "First Financial", "we", "us", or "our") such as (i) our future operating or financial performance, including revenues, income or loss and earnings per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the uncertainties and assumptions that underlie our forward-looking statements. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with First Financial’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses;
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;

•management’s ability to effectively execute its business plans;
•pursuit of mergers and acquisitions, including costs or difficulties related to any acquisitions and/or integrations of any acquired companies;
•the possibility that any of the anticipated benefits of First Financial’s prior, in process, or contemplated acquisitions will not be realized or will not be realized within the expected time period;
•the possibility that any of acquisitions that have not yet been consummated, such as the acquisition of Finward Bancorp, is not consummated for any reason, including the failure to satisfy any closing conditions, termination of a merger agreement by either party, or the failure to receive any required regulatory or shareholder approvals;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

These factors are not necessarily all of the factors that could cause First Financial's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the results of First Financial. Although First Financial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in First Financial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial with the Securities Exchange Commission (“SEC”). Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial urges you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial. Forward-looking statements speak only as of the date they are made, and First Financial undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and Finward. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction, First Financial filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC to register the shares of First Financial capital stock to be issued in connection with the proposed transaction, which became effective with the SEC on September 28, 2026. The Registration Statement includes a proxy statement of Finward and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and Finward may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, FINWARD AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about First Financial and Finward, may be obtained, free of charge, at the SEC’s website (www.sec.gov). Copies of documents filed with the SEC by First Financial will be made available free of charge in the "Investor Relations" section of First Financial's website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by Finward will be made available free of charge in the "Investor Relations" section of Finward's website, https://www.investorrelations.ibankpeoples.com. The information on First Financial’s and Finward’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings First Financial makes with the SEC.

Participants in the Solicitation

First Financial, Finward and certain of their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction between First Financial and Finward. Information concerning First Financial’s participants is set forth in the Proxy Statement, dated April 16, 2026, for First Financial’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Finward’s participants is set forth in the Proxy Statement, dated April 3, 2026, for Finward’s 2026 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of First Financial and Finward in the solicitation of proxies in respect of the proposed transaction is included in the Registration Statement and Proxy Statement/Prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST FINANCIAL BANCORP.

By: /s/ James M. Anderson
James M. Anderson
President and Chief Financial Officer

Date:	October 27, 2026